UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2002

                      Tanger Properties Limited Partnership

               (Exact Name of Registrant as Specified in Charter)

   North Carolina                      33-99736-01                56-1822494
                                      333-3526-01
                                      333-39365-01
                                      333-61394-01
   ---------------                    -------------              -------------

(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
      Incorporation)                   File Number)          Identification No.)

                        3200 Northline Avenue, Suite 360
                        Greensboro, North Carolina 27408

                    (Address of Principal Executive Offices)
                              --------------------

                                 (336) 292-3010

              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE

     On August 12, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

                    Certification of Chief Executive Officer

     Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the general partner of Tanger Properties Limited Partnership (the "Operating Partnership") hereby certifies, to such officer's knowledge, that:

          (i) the accompanying Quarterly Report on Form 10-Q of the Operating Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.


     Dated: August 12, 2002    /s/ Stanley K. Tanger
                               ------------------------------------
                               Stanley K. Tanger
                               Chief Executive Officer of Tanger GP Trust
                               Sole General Partner of the Operating Partnership

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Operating Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                    Certification of Chief Financial Officer

     Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the general partner of Tanger Properties Limited Partnership (the "Operating Partnership") hereby certifies, to such officer's knowledge, that:

          (i) the accompanying Quarterly Report on Form 10-Q of the Operating Partnership for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.


Dated: August 12, 2002        /s/ Frank C. Marchisello Jr.
                              --------------------------------------------
                              Frank C. Marchisello, Jr.
                              Treasurer & Assistant Secretary of Tanger GP Trust
                              Sole General Partner of the Operating Partnership

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Operating Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2002        Tanger Properties Limited Partnership
                              (registrant)

                              By: Tanger GP Trust, its general partner


                              By:  /s/ Frank C. Marchisello Jr.
                                   ----------------------------

                                   Name: Frank C. Marchisello Jr.
                                   Its: Treasurer & Assistant Secretary





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